Financial Instruments	12 Months Ended
Dec. 31, 2010
Financial Instruments [Abstract]
Financial instruments
Note 9 — Financial instruments
The Company uses derivative instruments for risk management purposes. Forward rate contracts are used to manage foreign currency transaction exposure and interest rate swaps are used to reduce exposure to interest rate changes. These derivative instruments are designated as cash flow hedges and are recorded on the balance sheet at fair market value. The effective portion of the gains or losses on derivatives are reported as a component of other comprehensive income and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. Gains and losses on the derivative representing either hedge ineffectiveness or hedge components excluded from the assessment of effectiveness are recognized in current earnings. Approximately $9.3 million of the amount in accumulated other comprehensive income at December 31, 2010 would be reclassified as expense to the statement of income during 2011 should foreign currency exchange rates and interest rates remain at December 31, 2010 levels. See Note 10, “Fair Value Measurement” for additional information.
The location and fair values of derivative instruments designated as hedging instruments in the condensed consolidated balance sheet are as follows:

	December 31, 2010	December 31, 2009
	Fair Value	Fair Value
	(Dollars in thousands)
Asset derivatives:
Foreign exchange contracts:
Other assets — current	$880	$1,356

Total asset derivatives	$880	$1,356

Liability derivatives:
Interest rate contracts:
Derivative liabilities — current	$15,004	$15,849
Other liabilities — noncurrent	9,566	12,258
Foreign exchange contracts:
Derivative liabilities — current	630	860

Total liability derivatives	$25,200	$28,967

The location and amount of the gains and losses for derivatives in cash flow hedging relationships that were reported in other comprehensive income (“OCI”), accumulated other comprehensive income (“AOCI”) and the consolidated statement of income for the years ended December 31, 2010 and 2009 are as follows:

	After Tax Gain/(Loss)
	Recognized in OCI
	2010	2009
	(Dollars in thousands)
Interest rate	$2,248	$10,484
Foreign exchange	(167)	5,504

Total	$2,081	$15,988

	Pre-Tax (Gain)/Loss Reclassified
	from AOCI into Income
	2010	2009
	(Dollars in thousands)
Interest rate contracts:
Interest expense	$17,331	$19,585
Foreign exchange contracts:
Net revenues	(189)	300
Cost of goods sold	(3,516)	3,067
Selling, general and administrative expenses	—	(356)
Income from discontinued operations	(246)	(245)

Total	$13,380	$22,351

For the year ended December 31, 2010, there was no ineffectiveness related to the Company’s derivatives.
The following table provides financial instruments activity included as part of accumulated other comprehensive income, net of tax:

	2010	2009
	(Dollars in thousands)
Amount at beginning of year	$(17,343)	$(33,331)
Dispositions	—	467
Additions and revaluations	(5,714)	674
(Gain) loss reclassified from AOCI into Income	7,762	14,343
Tax rate adjustment	33	504

Amount at end of year	$(15,262)	$(17,343)

After-tax (gain) loss reclassified from AOCI into income with respect to the Company’s interest rate swap and forward rate contracts hedge results contributed approximately $10.8 and $(3.0) million, respectively, to the increase in other comprehensive income for 2010 and approximately $12.3 and $2.0 million, respectively, to the increase in other comprehensive income for 2009.